SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 10, 2006

Credit Suisse (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.               Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3ASR (File No. 333-131970).

Exhibit 99.1

Terms Agreement relating to $1,250,000,000 LIBOR Notes due August 16, 2011, $750,000,000 5.5% Notes due August 16, 2011, and $500,000,000 5.85% Notes due August 16, 2016 dated August 10, 2006 between the Registrant and Credit Suisse Securities (USA) LLC (the “Terms Agreement”)

Exhibit 99.2	Underwriting Agreement relating to Debt Securities as incorporated into the Terms Agreement

Exhibit 99.3	Supplement to the Underwriting Agreement dated August 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE (USA), INC.

	By:	/s/ Sharon O’Connor
Name: Sharon O’Connor
Title: Authorized Signatory

August 11, 2006